Money Market Fund

NO LOAD:    TPMXX

Before you invest, you should review the Fund’s prospectus, which contains more information about this Fund and its risks. The Statutory Prospectus and Statement of Additional Information (“SAI”), both dated January 31, 2011, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus and other information about the Fund online at www.timothyplan.com. You can also get this information at no cost by calling (800) 846-7526 or by sending an e-mail request to invest@timothyplan.com.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income consistent with the preservation of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Timothy Plan Funds. More information about these and other discounts is available from your financial professional and in “How to Reduce Your Sales Charge” on page 64 of the prospectus and “Purchase, Redemption and Pricing of Shares” on page 28 of the Fund’s Statement of Additional Information.

Shareholder Fees

(fees paid directly from your investment)

Expense Type	No-Load
Maximum sales charge (load) imposed on purchases (as % of offering price)	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None
Redemption fees	None
Exchange fees	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment.)

Class A
Management Fee	0.60%
Distribution/Service(12b-1 Fees)	0.00%
Other Expenses (including administrative fees, transfer agency fees, and all other ordinary operating expenses not listed above)	0.55%
Fees and Expenses of Acquired Funds	0.03%
Total Annual Fund Operating Expenses	1.18%
Fee Waiver and/or Expense Reimbursement	(1.07)%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)	0.11%

(1)	Total Annual Fund Operating Expenses do not correlate to the ratio of average net assets in the Financial Highlights Table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

No-Load
1 Year	8
3 Years	268
5 Years	554
10 Years	1,405

PRINCIPAL INVESTMENT STRATEGIES

•

The Fund invests primarily in short-term debt instruments, such as obligations of the U.S. government and its agencies, certificates of deposit, bankers acceptances, commercial paper, and short-term corporate notes. The Fund may also invest in repurchase agreements. Under normal circumstances, the Fund will not invest in any security with a maturity in excess of 397 days. The Fund also attempts to maintain a stable net asset value of $1.00.

•

The Fund will only purchase securities that have a rating of at least “AA” by Standard & Poor’s or a comparable rating by another nationally recognized rating agency. The Fund may also invest in debt securities that have not been rated by one of the major rating agencies, so long as the Fund’s Investment Manager has determined than the security is of comparable credit quality to similar rated securities.

•

The Fund will not invest in Excluded Securities. Excluded Securities are securities issued by any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or alternative lifestyles.

PRINCIPAL RISKS

1.	Money Market Risk | An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

2.	Interest Rate Risk | When interest rates rise, bond prices fall; the higher the Fund’s duration (a calculation reflecting time risk, taking into account both the average maturity of the Fund’s portfolio and its average coupon return), the more sensitive the Fund is to interest rate risk.

3.	Credit Risk | The Fund could lose money if its holdings are downgraded in credit rating or go into default. Accordingly, the Fund will only invest in investment-grade bonds.

4.	Excluded Security Risk | Because the Fund does not invest in Excluded Securities, and will divest itself of securities that are subsequently discovered to be ineligible, the Fund may be riskier that other Funds that invest in a broader array of securities.

PAST PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s performance from year to year and by comparing the Fund’s performance to a broad based index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date returns are available on the Fund’s website at www.timothyplan.com, or by calling the Fund at (800) 846-7526.

Year-by-year Annual Total Returns for Class A Shares

(for calendar years ending on December 31 (1))

Average Annual Total Returns

(for periods ending on December 31, 2010)

Money Market (1)
	1 Year	3 Year	5 Year	10 Year
Return before taxes	0.08%	0.65%	2.06%	1.85%
Return before taxes with sales load	N/A	N/A	N/A	N/A
Return after taxes on distributions (2)	0.05%	0.42%	1.34%	1.18%
Return after taxes on distributions and sale of shares (2)	0.05%	0.42%	1.34%	1.18%

(1)	Money Market Fund commenced investment operations on July 12, 1999.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns displayed are for class A shares only, and after-tax returns for other classes will vary.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

To obtain the Fund’s current 7-day yield, call the Fund toll free at (800) 662-0201.

MANAGEMENT

Investment Advisor

Timothy Partners, Ltd.

Sub-Advisor

Barrow, Hanley, Mewhinney and Strauss serves as Investment Manager to the Fund.

Portfolio Managers

John Williams, CFA; Mark Luchsinger, CFA; David Hardin; Scott McDonald, CFA; Debbie Petruzzelli, of BHMS, have served the Fund since July 1, 2004.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1000, or $50 through monthly systematic investment plan accounts. There is no minimum subsequent investment amount. There are no minimums for purchases or exchanges through employer-sponsored retirement plans, IRAs, or other qualified plans. The Fund shares are redeemable on any business day by contacting your financial advisor, or by written request to the Fund, by telephone, or by wire transfer.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.